SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2000

                               Vista Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-21264                     22-2870972
         -------------------        -------------               ----------------
(State or other jurisdiction        (Commission                 (I.R.S. employer
of incorporation)                   file number)                Id. No.)

305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey      08865
-------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (908) 859-9500

Former name or former address, if changed from last report: Not Applicable.

                               VISTA BANCORP, INC.
                                    FORM 8-K

Item 1. Changes in Control of Registrant

            Not Applicable.

Item 2. Acquisition or Disposition of Assets.

            Not Applicable.

Item 3. Bankruptcy or Receivership.

            Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

            1) On August 1, 2000, the Company was notified that Rudolph, Palitz LLC had merged with McGladrey & Pullen, LLP and that Rudolph, Palitz LLC would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

            2) The auditor's reports from Rudolph, Palitz LLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

            3) The decision to engage McGladrey & Pullen, LLP was not approved by the Board of Directors.

            4) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Rudolph, Palitz LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

            5) The Registrant has requested Rudolph, Palitz LLC to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.

Item 5. Other Events.

            Not Applicable

Item 6. Resignations of Registrant's Directors.

            Not Applicable.

Item 7. Financial Statements and Exhibits.

            A copy of the letter from Rudolph, Palitz LLC addressed to the Commission is attached hereto and incorporated in its entirety herein.

Item 8. Change in fiscal year.

            Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VISTA BANCORP, INC.
                                          -------------------
                                          (Registrant)


Date: August 1, 2000          /s/ Barbara Harding
                              --------------------------------------------------
                              Barbara Harding, President and
                              Chief Executive Officer

Rudolph Palitz, LLC
1777 Sentry Parkway West
Blue Bell, PA 19422

                                 August 3, 2000

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

      We were previously the independent accountants for Vista Bancorp, Inc., and on January 28, 2000 we reported on the consolidated financial statements of Vista Bancorp, Inc. and subsidiaries as of and for the three years ended December 31, 1999. On August 1, 2000 we informed Vista Bancorp, Inc. that we had merged with McGladrey & Pullen, LLP and we would no longer be the independent accountants of Vista Bancorp, Inc. We have read Vista Bancorp, Inc.'s statements included under Item 4 of its Form 8-K for August 1, 2000 and we agree with such statements.


                                        /s/ Rudolph, Palitz, LLC
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